[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) GOVERNMENT
                         SECURITIES FUND

                         SEMIANNUAL REPORT o AUGUST 31, 2000



                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 27)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ......................................................   9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames


Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the six months ended August 31, 2000, Class A shares of the fund provided a total return of 5.27%, Class B shares 4.84%, Class C shares 4.84%, and Class I shares 5.44%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 5.57% return over the same period for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average U.S. government fund tracked by Lipper Inc., an independent firm that reports market fund performance, returned 5.36%.

Q.  WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PERIOD?

A. The fixed-income markets were characterized by uncertainty during the past six months, as investors tried to determine how much the Federal Reserve Board (the Fed) would have to hike short-term interest rates in order to slow growth and head off inflation. U.S. economic growth continued to surpass expectations through the winter and spring. To dampen this growth, the Fed has raised the federal funds rate three more times thus far in 2000 -- bringing it from 5.50% to 6.50% -- after having raised it three times in 1999. More recently, however, there have been signs that economic growth has moderated while productivity has continued to accelerate. Meanwhile, core inflationary pressures increased only modestly through the period, significant upswings in the price of oil. While questions surrounding how much oil price increases could affect other aspects of the economy have exacerbated the market's uncertainty, bond prices recently rallied dramatically amid hopes that the Fed may be done raising interest rates.

Q.  DID ANY OTHER FACTORS COME INTO PLAY?

A. The other significant factor was the U.S. government's handling of its second full fiscal year of budget surpluses, and the implications on the Treasury market. With the U.S. Treasury planning to redeem more than $30 billion in debt this fiscal year and to curtail its auctions of new issues, the market has tried to come to terms with a dramatic decline in the supply of Treasury securities. Since all other sectors of the fixed-income market are priced relative to Treasuries, this situation has made it hard for bond investors to evaluate the relative values of fixed-income securities and has created some illiquidity in the market. The value of long-term Treasuries rose sharply as buyers competed with each other to own them.

    At the same time, U.S. government agency securities confronted some difficulties during the first half of 2000. Specifically, some in Washington called into question the implicit government backing of agencies such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). Concerns revolved around the expansion of agency activities beyond their original mission, and the potential liability to taxpayers. As a result of this added scrutiny, agency securities underperformed Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WAS THE FUND POSITIONED TO TAKE ADVANTAGE OF THE IMPROVING ENVIRONMENT FOR TREASURIES?

A. The fund has traditionally maintained an overweighted position in agency securities because these high-quality assets have offered a performance advantage over Treasuries. During the past six months, when Treasuries proved to be the market leaders, the performance of the fund was hurt by its focus on agency securities. The fund began the year with a neutral weighting in mortgage-backed securities, a position that helped its performance because their performance somewhat lagged Treasuries. As the period progressed, we added to both the agency and mortgage-backed security positions because we continued to believe opportunities there offered tremendous long-term value. Over time, we think the added yield offered by these investments could provide a very powerful source of returns.

Q.  HOW DID YOU MANAGE THE MATURITY AND DURATION OF THE FUND?

A. As far as maturity was concerned, we positioned the Treasury portion of the fund to take advantage of increases in short-term rates and decreases in long-term rates. Specifically, we used a "barbell" strategy, investing the fund in long-term Treasuries on the one hand and very short-term cash equivalents on the other, with an underweighting in between. By doing so, the fund was able to benefit from short-term securities when the Fed raised rates, realize the capital appreciation offered by long-term Treasuries as their prices rose, and avoid the intermediate-term securities that underperformed. However, because we are more confident that we are nearing the end of this current Fed tightening cycle, we will likely move away from the barbell structure, aiming instead to target specific maturities that we feel offer particular opportunity.

    We kept the fund's duration -- a measure of its sensitivity to changes in interest rates -- somewhat long, or more sensitive, because of our positive outlook regarding inflation and the Treasury market.

Q.  WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A. Looking ahead, we, along with the rest of the market, will try to gauge the effects of the Fed's monetary policy. Generally, it takes 9 to 18 months to measure the impact of Fed rates moves on the economy. It could very well be that most of the inflationary impact of rising oil prices is already behind us and that inflation has been well-contained by the Fed's policy actions. Overall, we feel it should be a good environment for fixed-income investing. If the Fed hasn't already reached the end of its rate-hike program, we think it appears to be close. If so, we could witness growth settling back into a range of approximately 3.0% to 3.5%, which the Fed feels is not inflationary. The government continued to run up sizable surpluses and pay down debt. The market seems to have nearly universal confidence in the Fed's ability to keep inflation from getting out of hand. In sum, we feel the environment could prove to be very favorable for Treasuries. This steadier backdrop could also bode well for sectors represented in the fund, such as agencies and mortgage-backed securities.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST.

STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993.

HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

OBJECTIVE:                SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JULY 25, 1984

CLASS INCEPTION:          CLASS A  JULY 25, 1984
                          CLASS B  AUGUST 30, 1993
                          CLASS C  APRIL 1, 1996
                          CLASS I   JANUARY 2, 1997

SIZE:                     $529.8 MILLION NET ASSETS AS OF AUGUST 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                             +5.27%       +7.16%      +17.86%      +32.06%        +103.86%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                               --         +7.16%      + 5.63%      + 5.72%        +  7.38%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                               --         +2.07%      + 3.93%      + 4.70%        +  6.86%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                             +4.84%       +6.39%      +15.50%      +27.62%        + 94.21%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                               --         +6.39%      + 4.92%      + 5.00%        +  6.86%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                               --         +2.39%      + 4.02%      + 4.68%        +  6.86%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                             +4.84%       +6.50%      +15.63%      +28.31%        + 98.07%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                               --         +6.50%      + 4.96%      + 5.11%        +  7.07%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                               --         +5.50%      + 4.96%      + 5.11%        +  7.07%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                             +5.44%       +7.51%      +19.09%      +33.78%        +106.51%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                               --         +7.51%      + 6.00%      + 5.99%        +  7.52%
--------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

PORTFOLIO STRUCTURE

Mortgage Backed                    54.2%
Government Agency                  21.8%
U.S. Treasuries                    18.0%
Cash                                6.0%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- August 31, 2000

Bonds - 92.8%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 54.5%
    Title XI, 6.07s, 2010                                           $    13,060       $ 12,189,159
    Federal Home Loan Mortgage Corp., 6.5s, 2029                         32,247         30,831,551
    Federal Home Loan Mortgage Corp., 6.625s, 2009                       15,500         15,206,895
    Federal Home Loan Mortgage Corp., 7.5s, 2014 - 2028                   5,226          5,196,500
    Federal National Mortgage Assn., 6.136s, 2011                         3,101          3,014,472
    Federal National Mortgage Assn., 6.5s, 2005 - 2028                   45,887         43,868,286
    Federal National Mortgage Assn., 6.83s, 2011                         22,305         22,099,535
    Federal National Mortgage Assn., 6.956s, 2007                         9,553          9,469,429
    Federal National Mortgage Assn., 7s, 2029 - 2030                     44,626         43,503,918
    Federal National Mortgage Assn., 7.5s, 2010 - 2030                   32,647         32,592,569
    Financing Corp., 10.7s, 2017                                         20,955         29,002,977
    Financing Corp., 9.8s, 2018                                          16,500         21,426,735
    Financing Corp., 10.35s, 2018                                        10,700         14,528,567
    U.S. Department of Housing & Urban Development,
      6.59s, 2016                                                         6,599          6,000,967
                                                                                      ------------
                                                                                      $288,931,560
--------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 38.3%
  Government National Mortgage Association - 18.1%
    GNMA, 7s, 2028                                                  $       210       $    206,209
    GNMA, 7s, 2008 - 2029                                                42,719         41,961,990
    GNMA, 7.5s, 2022 - 2029                                              16,617         16,617,888
    GNMA, 8s, 2026 - 2030                                                26,182         26,558,275
    GNMA, 8.5s, 2001 - 2022                                               7,954          8,143,831
    GNMA, 9.25s, 2001                                                     1,419          1,443,778
    GNMA, 10.75s, 2015 - 2016                                                52             56,360
    GNMA, 11.5s, 2010 - 2019                                                351            386,559
    GNMA, 12s, 2013 - 2015                                                  226            250,419
    GNMA, 12.5s, 2011                                                       426            480,107
                                                                                      ------------
                                                                                      $ 96,105,416
--------------------------------------------------------------------------------------------------
  Small Business Administration - 2.4%
    SBA, 8.625s, 2011                                               $     2,129       $  2,183,845
    SBA, 8.8s, 2011                                                         952            978,582
    SBA, 9.05s, 2009                                                        791            813,680
    SBA, 9.1s, 2009                                                       1,379          1,420,683
    SBA, 9.25s, 2010                                                      1,365          1,414,832
    SBA, 9.3s, 2010                                                       2,195          2,276,062
    SBA, 9.5s, 2010                                                         984          1,021,701
    SBA, 9.65s, 2010                                                      1,240          1,291,620
    SBA, 9.7s, 2010                                                         617            643,083
    SBA, 9.9s, 2008                                                         358            372,555
    SBA, 10.05s, 2008 - 2009                                                347            363,117
                                                                                      ------------
                                                                                      $ 12,779,760
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.8%
    U.S. Treasury Bonds, 11.875s, 2003                              $     2,000       $  2,326,560
    U.S. Treasury Bonds, 12.375s, 2004                                   10,650         12,823,239
    U.S. Treasury Bonds, 9.875s, 2015                                    17,300         24,000,982
    U.S. Treasury Bonds, 3.625s, 2028                                    10,671         10,170,874
    U.S. Treasury Bonds, 6.125s, 2029                                    11,000         11,522,500
    U.S. Treasury Bonds, 6.25s, 2030                                      4,000          4,330,000
    U.S. Treasury Notes, 5.75s, 2010                                     18,570         18,584,484
    U.S. Treasury Notes, 6.5s, 2010                                       9,930         10,367,516
                                                                                      ------------
                                                                                      $ 94,126,155
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                      $203,011,331
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $501,616,599)                                           $491,942,891
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.9%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 8/31/2000, due 9/1/2000, total
      to be received $31,133,733 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                  $31,128       $ 31,128,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $532,744,599)                                     $523,070,891

Other Assets, Less Liabilities - 1.3%                                                    6,716,218
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $529,787,109
----------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
AUGUST 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $532,744,599)           $523,070,891
  Investments of cash collateral for securities loaned,
    at value and identified cost                                    52,617,493
  Cash                                                                  36,489
  Receivable for fund shares sold                                    1,979,945
  Interest receivable                                                6,080,583
  Other assets                                                           2,767
                                                                  ------------
      Total assets                                                $583,788,168
                                                                  ------------
Liabilities:
  Payable for fund shares reacquired                              $  1,112,373
  Collateral for securities loaned, at value                        52,617,493
  Payable to affiliates -
    Management fee                                                       5,034
    Shareholder servicing agent fee                                      1,438
    Distribution and service fee                                         8,349
    Administrative fee                                                     252
  Accrued expenses and other liabilities                               256,120
                                                                  ------------
      Total liabilities                                           $ 54,001,059
                                                                  ------------
Net assets                                                        $529,787,109
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $581,875,110
  Unrealized depreciation on investments                            (9,673,708)
  Accumulated net realized loss on investments                     (43,782,730)
  Accumulated undistributed net investment income                    1,368,437
                                                                  ------------
      Total                                                       $529,787,109
                                                                  ============
Shares of beneficial interest outstanding                          56,816,818
                                                                   ==========
Class A shares:
  Net asset value per share (net assets of $335,333,663 /
     35,955,692 shares of beneficial interest outstanding)           $9.33
                                                                     =====
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                $9.80
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $147,010,583 / 15,785,405 shares
     of beneficial interest outstanding)                             $9.31
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $42,235,280 / 4,517,672 shares of
     beneficial interest outstanding)                                $9.35
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $5,207,583 / 558,049
     shares of beneficial interest outstanding)                      $9.33
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $18,938,755
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,037,538
    Trustees' compensation                                              22,384
    Shareholder servicing agent fee                                    259,173
    Distribution and service fee (Class A)                             574,471
    Distribution and service fee (Class B)                             736,971
    Distribution and service fee (Class C)                             185,916
    Administrative fee                                                  44,292
    Custodian fee                                                       82,883
    Printing                                                             1,328
    Postage                                                             28,203
    Auditing fees                                                       17,400
    Legal fees                                                             384
    Miscellaneous                                                      201,849
                                                                   -----------
      Total expenses                                               $ 3,192,792
    Fees paid indirectly                                               (61,235)
    Reduction of expenses by investment adviser                       (215,669)
                                                                   -----------
      Net expenses                                                 $ 2,915,888
                                                                   -----------
        Net investment income                                      $16,022,867
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on
    investment transactions                                        $(1,486,162)
  Change in unrealized appreciation on investments                  10,912,095
                                                                   -----------
        Net realized and unrealized gain on investments            $ 9,425,933
                                                                   -----------
          Increase in net assets from operations                   $25,448,800
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED                 YEAR ENDED
                                                                        AUGUST 31, 2000          FEBRUARY 29, 2000
                                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                    $  16,022,867             $  32,888,315
  Net realized loss on investments                                            (1,486,162)              (15,148,397)
  Net unrealized gain (loss) on investments                                   10,912,095               (19,118,548)
                                                                           -------------             -------------
      Increase (decrease) in net assets from operations                    $  25,448,800             $  (1,378,630)
                                                                           -------------             -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                     $ (10,372,178)            $ (19,903,251)
  From net investment income (Class B)                                        (4,244,214)               (9,295,018)
  From net investment income (Class C)                                        (1,072,120)               (1,954,103)
  From net investment income (Class I)                                          (181,613)                 (386,262)
                                                                           -------------             -------------
      Total distributions declared to shareholders                         $ (15,870,125)            $ (31,538,634)
                                                                           -------------             -------------

Net increase (decrease) in net assets from fund share transactions         $  (2,894,871)            $   3,485,231
                                                                           -------------             -------------
      Total increase (decrease) in net assets                              $   6,683,804             $ (29,432,033)
Net assets:
  At beginning of period                                                     523,103,305               552,535,338
                                                                           -------------             -------------
At end of period (including accumulated undistributed
net investment income of $1,368,437 and $1,215,695, respectively)          $ 529,787,109             $ 523,103,305
                                                                           =============             =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 29/28
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 2000              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.15            $ 9.69          $ 9.69          $ 9.40          $ 9.67          $ 9.22
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.30            $ 0.57          $ 0.56          $ 0.62          $ 0.62          $ 0.66
  Net realized and unrealized
    gain (loss) on investments          0.17             (0.56)           0.01            0.28           (0.28)           0.45
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.47            $ 0.01          $ 0.57          $ 0.90          $ 0.34          $ 1.11
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                   $(0.29)           $(0.55)         $(0.57)         $(0.61)         $(0.61)         $(0.66)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.33            $ 9.15          $ 9.69          $ 9.69          $ 9.40          $ 9.67
                                      ======            ======          ======          ======          ======          ======
Total return(+)                         5.27%++           0.10%           6.00%           9.91%           3.67%          12.29%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            0.92%+            0.90%           0.92%           0.94%           0.91%           0.84%
  Net investment income                 6.41%+            6.06%           5.76%           6.50%           6.56%           6.83%
Portfolio turnover                        22%              124%            176%            212%            339%            352%
Net assets at end of period
  (000 omitted)                     $335,334          $328,338        $335,993        $282,809        $293,286        $322,740

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income             $ 0.29            $ 0.56          $ 0.55          $ 0.61          $ 0.61          $ 0.64
    Ratios (to average net assets):
      Expenses##                        1.00%+            1.00%           1.02%           1.04%           1.06%           1.05%
      Net investment income             6.33%+            5.96%           5.66%           6.40%           6.41%           6.62%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 29/28
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 2000              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.14            $ 9.68          $ 9.68          $ 9.39          $ 9.66          $ 9.22
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.27            $ 0.51          $ 0.50          $ 0.55          $ 0.55          $ 0.59
  Net realized and unrealized
    gain (loss) on investments          0.17             (0.56)           0.01            0.28           (0.28)           0.44
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.44            $(0.05)         $ 0.51          $ 0.83          $ 0.27          $ 1.03
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                   $(0.27)           $(0.49)         $(0.51)         $(0.54)         $(0.54)         $(0.59)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.31            $ 9.14          $ 9.68          $ 9.68          $ 9.39          $ 9.66
                                      ======            ======          ======          ======          ======          ======
Total return                            4.84%++          (0.52)%          5.32%           9.17%           2.92%          11.46%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            1.57%+            1.55%           1.57%           1.59%           1.62%           1.56%
  Net investment income                 5.76%+            5.41%           5.08%           5.84%           5.85%           6.09%
Portfolio turnover                        22%              124%            176%            212%            339%            352%
Net assets at end of period
  (000 omitted)                     $147,011          $156,479        $173,569        $117,077        $114,861        $124,921

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income             $ 0.26            $ 0.50          $ 0.48          $ 0.54          $ 0.54          $ 0.57
    Ratios (to average net assets):
      Expenses##                        1.65%+            1.65%           1.67%           1.69%           1.77%           1.77%
      Net investment income             5.68%+            5.31%           4.98%           5.74%           5.70%           5.88%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 29/28                 PERIOD ENDED
                                     SIX MONTHS ENDED       ---------------------------------------------       FEBRUARY 28,
                                      AUGUST 31, 2000              2000             1999             1998              1997*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 9.18            $ 9.71           $ 9.72           $ 9.43             $ 9.51
                                               ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                     $ 0.26            $ 0.52           $ 0.49           $ 0.55             $ 0.47
  Net realized and unrealized gain
    (loss) on investments                        0.18             (0.56)            0.01             0.29              (0.09)
                                               ------            ------           ------           ------             ------
      Total from investment operations         $ 0.44            $(0.04)          $ 0.50           $ 0.84             $ 0.38
                                               ------            ------           ------           ------             ------
Less distributions declared to shareholders
  from net investment income                   $(0.27)           $(0.49)          $(0.51)          $(0.55)            $(0.46)
                                               ------            ------           ------           ------             ------
Net asset value - end of period                $ 9.35            $ 9.18           $ 9.71           $ 9.72             $ 9.43
                                               ======            ======           ======           ======             ======
Total return                                     4.84%++          (0.42)%           5.23%            9.15%              4.06%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.57%+            1.55%            1.57%            1.59%              1.55%+
  Net investment income                          5.76%+            5.40%            5.03%            5.85%              5.97%+
Portfolio turnover                                 22%              124%             176%             212%               339%
Net assets at end of period
  (000 omitted)                               $42,235           $32,708          $36,340          $11,354             $6,046

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                      $ 0.26            $ 0.49           $ 0.48           $ 0.54             $ 0.46
    Ratios (to average net assets):
      Expenses##                                 1.65%+            1.65%            1.67%            1.69%              1.70%+
      Net investment income                      5.68%+            5.30%            4.93%            5.75%              5.82%+
 * For the period from the inception of Class C shares, April 1, 1996, through February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 29/28                 PERIOD ENDED
                                     SIX MONTHS ENDED       ---------------------------------------------       FEBRUARY 28,
                                      AUGUST 31, 2000              2000             1999             1998              1997*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 9.15            $ 9.69           $ 9.69           $ 9.40             $ 9.41
                                               ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                     $ 0.31            $ 0.60           $ 0.59           $ 0.62             $ 0.10
  Net realized and unrealized gain
    (loss) on investments                        0.18             (0.56)            0.01             0.31              (0.01)
                                               ------            ------           ------           ------             ------
      Total from investment operations         $ 0.49            $ 0.04           $ 0.60           $ 0.93             $ 0.09
                                               ------            ------           ------           ------             ------
Less distributions declared to shareholders
  from net investment income                   $(0.31)           $(0.58)          $(0.60)          $(0.64)            $(0.10)
                                               ------            ------           ------           ------             ------
Net asset value - end of period                $ 9.33            $ 9.15           $ 9.69           $ 9.69             $ 9.40
                                               ======            ======           ======           ======             ======
Total return                                     5.44%++           0.43%            6.37%           10.31%              1.03%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     0.57%+            0.55%            0.57%            0.53%              0.48%+
  Net investment income                          6.77%+            6.40%            6.13%            6.85%              7.22%+
Portfolio turnover                                 22%              124%             176%             212%               339%
Net assets at end of period
  (000 omitted)                                $5,208            $5,579           $6,634           $7,560               $470

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                      $ 0.31            $ 0.59           $ 0.58           $ 0.61             $ 0.09
    Ratios (to average net assets):
      Expenses##                                 0.65%+            0.65%            0.67%            0.63%              0.63%+
      Net investment income                      6.69%+            6.30%            6.03%            6.75%              7.07%+
 * For the period from the inception of Class I shares, January 2, 1997, through February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Securities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as diversified, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At August 31, 2000, the value of securities loaned was $51,565,583. These loans were collateralized by cash of $52,617,493, which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
ISSUER                                                SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      52,617,493        $52,617,493

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At February 29, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $35,215,520, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($10,846,466), February 28, 2005,
($16,126,761), and February 29, 2008, ($8,242,293).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.25% of the fund's average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,899 for the six months ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $39,914 for the six months ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,382 for the six months ended August 31, 2000. Fees incurred under the distribution plan during the six months ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,100, and $130 for Class B and Class C shares, respectively, for the six months ended August 31, 2000. Fees incurred under the distribution plan during the six months ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 2000, were $30,081, $226,269, and $12,320 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $107,430,525 and $144,466,997, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, areas follows:

Aggregate cost                                                   $532,744,599
                                                                 ------------
Gross unrealized depreciation                                    $(13,332,162)
Gross unrealized appreciation                                       3,658,454
                                                                 ------------
    Net depreciation                                             $ (9,673,708)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED AUGUST 31, 2000               YEAR ENDED FEBRUARY 29, 2000
                                ---------------------------------          ---------------------------------
                                       SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                        23,630,431       $ 216,676,075             39,616,965       $ 371,462,737
Shares issued to shareholders
  in reinvestment of
  distributions                       853,828           7,831,421              1,585,223          14,755,887
Shares reacquired                 (24,408,527)       (223,806,870)           (40,006,876)       (374,290,526)
                                -------------       -------------          -------------       -------------
    Net increase                       75,732       $     700,626              1,195,312       $  11,928,098
                                =============       =============          =============       =============

Class B shares
                                 SIX MONTHS ENDED AUGUST 31, 2000               YEAR ENDED FEBRUARY 29, 2000
                                ---------------------------------          ---------------------------------
                                       SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         2,481,099       $  22,796,091              9,138,245       $  85,845,299
Shares issued to shareholders
  in reinvestment of
  distributions                       333,034           3,053,066                704,676           6,558,116
Shares reacquired                  (4,148,759)        (38,017,751)           (10,657,927)        (98,914,468)
                                -------------       -------------          -------------       -------------
    Net decrease                   (1,334,626)      $ (12,168,594)              (815,006)      $  (6,511,053)
                                =============       =============          =============       =============

Class C shares
                                 SIX MONTHS ENDED AUGUST 31, 2000               YEAR ENDED FEBRUARY 29, 2000
                                ---------------------------------          ---------------------------------
                                       SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         3,470,843       $  32,052,161              4,365,724       $  41,212,042
Shares issued to shareholders
  in reinvestment of
  distributions                        86,246             794,397                144,298           1,347,863
Shares reacquired                  (2,603,891)        (23,798,054)            (4,686,351)        (43,805,185)
                                -------------       -------------          -------------       -------------
    Net increase (decrease)           953,198       $   9,048,504               (176,329)      $  (1,245,280)
                                =============       =============          =============       =============

Class I shares
                                 SIX MONTHS ENDED AUGUST 31, 2000               YEAR ENDED FEBRUARY 29, 2000
                                ---------------------------------          ---------------------------------
                                       SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            60,372       $     559,907                 22,849       $     218,949
Shares issued to shareholders
  in reinvestment of
  distributions                        19,839             182,002                 41,446             386,275
Shares reacquired                    (131,643)         (1,217,316)              (139,645)         (1,291,758)
                                -------------       -------------          -------------       -------------
    Net decrease                      (51,432)      $    (475,407)               (75,350)      $    (686,534)
                                =============       =============          =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended August 31, 2000, was $1,795. The fund had no borrowings during the period.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                                 SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives + - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       ASSISTANT SECRETARY
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera + - Partner, Hemenway & Barnes        CUSTODIAN
(attorneys)                                              State Street Bank and Trust Company

William J. Poorvu + - Adjunct Professor, Harvard         INVESTOR INFORMATION
University Graduate School of Business                   For information on MFS mutual funds, call your
Administration                                           investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any business
Charles W. Schmidt + - Private Investor                  day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                         message anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment       INVESTOR SERVICE
Management                                               MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief Executive        Boston, MA 02107-9906
Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith + - Independent Consultant               1-800-225-2606 any business day from 8 a.m. to 8
                                                         p.m. Eastern time.
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                       a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                 your phone must be equipped with a
500 Boylston Street                                      Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Steven E. Nothern*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

                                                                    ------------
MFS(R) GOVERNMENT SECURITIES FUND                                     BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                MGS-3 10/00 45M 26/226/326/826